Exhibit 99.1

News Release

For Immediate Release

Investor Contact:

Steven J. Craig

Sr. Vice President Investor Relations and Administration

713-229-6300

DUNE ENERGY ANNOUNCES VOLUNTARY WITHDRAWAL OF ITS COMMON STOCK FROM THE NYSE AMEX; STOCK INTENDED TO BE QUOTED ON THE OTC BULLETIN BOARD

Houston, Texas, June 25, 2010—Dune Energy, Inc. (NYSE AMEX:DNE) today announced they have notified NYSE AMEX (the “Exchange”) of the Company’s intent to voluntarily withdraw its common stock from listing on the Exchange, par value $0.001 per share (the “Common Stock”), from the Exchange by filing a Form 25 with the Securities and Exchange Commission on or about July 6, 2010, with an anticipated effective date on or about July 16, 2010.

After such withdrawal, the Company intends for the Common Stock to be quoted on the OTC Bulletin Board and has requested that Lazard Capital Market LLC make the necessary regulatory filings to enable it to publish bids and offers for the Company’s equity securities on the OTC Bulletin Board. The OTC Bulletin Board is an electronic quotation system maintained by Financial Industry Regulatory Authority (FINRA) that displays real-time quotes, last sale prices and volume information for many over-the counter securities that are not listed on a national securities exchange.

In the absence of any quotation on the OTC Bulletin Board by the anticipated effective date for delisting on the Exchange, the Common Stock will trade and be accessible to investors on the Pink OTC Markets (formerly known as the Pink Sheets), an electronic quotation system maintained by Pink OTC Markets Inc., a privately owned company not registered with the SEC.

The Company intends to remain an SEC reporting company and for the Common Stock to remain a registered class of securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

The Company had been subject to delisting by the Exchange since June 15, 2010 when it failed to regain compliance with the Exchange’s continued listing requirements consistent with, and within the timeframe allotted by, its plan of compliance previously submitted and accepted by the Exchange. As formerly disclosed, the Exchange first notified the Company in December

2009 that it was not in compliance with Section 1003(a) of the Exchange’s continuing listing requirements as a result of inadequate market value of the Company’s stockholders’ equity, losses from continued operations and recurring net losses in recent fiscal years.

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FORWARD-LOOKING STATEMENTS: This document includes forward-looking statements that are intended to be covered by “forward-looking statements” safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements included in this press release that address activities, events or developments that Dune Energy expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements include, but are not limited to, statements concerning estimates of expected drilling and development wells and associated costs, statements relating to estimates of, and increases in, production, cash flows and values, statements relating to the continued advancement of Dune Energy, Inc.’s projects and other statements that are not historical facts. When used in this document, the words such as “could,” “plan,” “estimate,” “expect,” “intend,” “may,” “potential,” “should,” and similar expressions are forward-looking statements. Although Dune Energy, Inc. believes that its expectations reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. Important factors that could cause actual results to differ from these forward-looking statements include the potential that the Company’s projects will experience technological and mechanical problems, geological conditions in the reservoir may not result in commercial levels of oil and gas production, changes in product prices and other risks disclosed in Dune’s Annual report on Form 10-K filed with the U.S. Securities and Exchange Commission.

SOURCE Dune Energy, Inc.

CONTACT: Investors, Steven J. Craig, Sr. Vice President Investor Relations and Administration, Dune Energy, Inc., +1-713-229-6300